UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 27, 2021
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Tri Pointe Homes, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-35796	61-1763235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

940 Southwood Blvd, Suite 200
Incline Village, Nevada 89451
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (775) 413-1030
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02          Results of Operations and Financial Condition
Effective January 15, 2021, Tri Pointe Homes, Inc., a Delaware corporation (the “Company”), consolidated its six regional homebuilding brands into one unified name, Tri Pointe Homes. As previously disclosed, in connection with such consolidation, the Company reassessed its reportable segments, including the geographical layout of its homebuilding markets, and identified three homebuilding operating and reporting segments. As a result, beginning with the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, the Company now reports its homebuilding segments under the following hierarchy:
West region: Arizona, California, Nevada and Washington
Central region: Colorado and Texas
East region: District of Columbia, Maryland, North Carolina, South Carolina and Virginia

The realignment of the Company’s reporting segments did not have any impact on its historical consolidated results of operations. The Company is furnishing this Current Report on Form 8-K to provide investors with historical segment information that conforms to the Company’s new segment reporting structure. The tables in Exhibit 99.1 hereto provide recast unaudited segment information in accordance with the Company’s new reporting segments for the previously reported years ended December 31, 2020 and 2019 and the previously reported quarters in the years ended December 31, 2020 and 2019. The recast financial information contained in Exhibit 99.1 does not represent a restatement or reissuance of previously issued financial statements, and does not reflect any subsequent information or events, except as required to reflect the change in reporting segments described above.
The information furnished pursuant to this Item 2.02, including the exhibits attached hereto, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth in such filing.

Item 9.01          Financial Statements and Exhibits

(d)Exhibits
99.1          Supplemental Historical Segment Financial Information of Tri Pointe Homes, Inc.
104           Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tri Pointe Homes, Inc.

Date: April 27, 2021	By:	/s/ Glenn J. Keeler
Glenn J. Keeler, Chief Financial Officer and Treasurer

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